EXHIBIT 32.1
CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE, AS ADOPTED
PURSUANT TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned, as principal executive officer and principal financial officer of RXi Pharmaceuticals Corporation (the “Company”), does hereby certify that to such officer’s knowledge:
(1) the Company’s Form 10-K for the period ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Company’s Form 10-K for the period ended December 31, 2009 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Noah Beerman
Noah Beerman
President and Chief Executive Officer (Principal Executive Officer)

/s/ Amy Tata
Amy Tata
Principal Accounting Officer (Principal Financial and Accounting Officer)
Date: March 31, 2010